UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2024

FLUENCE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40978	87-1304612
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Fairfax Drive, Suite 600
Arlington, Virginia 22203
(Address of principal executive offices) (Zip Code)

(833) 358-3623
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	FLNC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 20, 2024, Fluence Energy, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on January 23, 2024, the record date for the Annual Meeting, there were 126,729,231 shares of the Company’s Class A common stock outstanding, 51,499,195 shares of the Company’s Class B common stock outstanding, and no shares of the Company’s Class B-2 common stock outstanding (collectively “the Common Stock”). Each share of the Company’s Class A common stock is entitled to one vote per share, and each share of the Company’s Class B-1 common stock is entitled to five votes per share. Accordingly, as of the record date, there were a total of 384,225,206 votes available to be cast. At the Annual Meeting, the holders of 371,585,248 votes of the Common Stock were represented in person or by proxy, constituting a quorum. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on January 26, 2024 (the "Proxy Statement").

Proposal 1 — Election of Directors

The Company's stockholders elected the twelve director nominees to serve on the Company's Board of Directors (the "Board") for a one year term expiring on the date of our annual meeting of stockholders in 2025 and until their respective successors have been duly elected and qualified, by the votes indicated below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Cynthia Arnold	346,417,238	16,712,722	8,455,288
Herman Bulls	345,259,736	17,870,224	8,455,288
Emma Falck	348,459,948	14,670,012	8,455,288
Ricardo Falu	348,452,638	14,677,322	8,455,288
Elizabeth Fessenden	347,635,520	15,494,440	8,455,288
Harald von Heynitz	342,204,196	20,925,764	8,455,288
Barbara Humpton	347,422,663	15,707,297	8,455,288
Axel Meier	346,489,119	16,640,841	8,455,288
Tish Mendoza	346,475,700	16,654,260	8,455,288
Julian Nebreda	349,086,716	14,043,244	8,455,288
John Christopher Shelton	348,451,989	14,677,971	8,455,288
Simon James Smith	348,450,705	14,679,255	8,455,288

Proposal 2 — Ratification of Auditors

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024 was approved by the votes indicated below. There were no broker non-votes on this proposal.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
371,245,612	250,857	88,779	—

Proposal 3 - Advisory Vote on the Compensation of Named Executive Officers

The stockholders approved a resolution, through a non-binding advisory vote, to approve the 2023 compensation of the Company's named executive officers as described in the Company's Proxy Statement as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
356,735,920	6,270,819	123,221	8,455,288

Proposal 4: Advisory Vote on the Frequency of Future Advisory Votes on Compensation of Named Executive Officers

Stockholders voted as follows on the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
362,804,259	47,480	188,055	90,166	8,455,288

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUENCE ENERGY, INC.

Date: March 22, 2024	By:	/s/ Francis A. Fuselier
Francis A. Fuselier
Senior Vice President, General Counsel and Secretary